                              [EVEREST LETTERHEAD]

                                 April 29, 1999

To the Holders of Limited Partnership Interests in
REAL ESTATES ASSOCIATES LTD. IV

RE: COMMISSION FREE OFFER TO PURCHASE LIMITED PARTNERSHIP INTERESTS

Dear Investor:

     We are offering to buy your limited partnership interests (the "Units") in Real Estate Associates Ltd. IV (the "Partnership") for cash in the amount of $25 per Unit (less any cash distributions made to you by the Partnership after March 15, 1999 and any transfer fees charged by the Partnership). Our offer provides you with an opportunity to sell your Units now, without the costly commissions (typically up to 8% with a minimum of $150-200) usually paid by the seller in secondary market sales.

     SINCE THE LAST OFFER OF WHICH WE ARE AWARE (FOR $338 PER UNIT), THE PARTNERSHIP HAS MADE OVER $1,169.00 OF DISTRIBUTIONS, LEAVING THE PARTNERSHIP WITH A GREATLY REDUCED AND UNCERTAIN VALUE. INVESTORS WHO ACCEPT OUR OFFER WILL RECEIVE OVER $800 MORE FOR THEIR UNITS THAN THOSE WHO ACCEPTED THE HIGHEST PRIOR OFFER, after accounting for such distribution.

     THE PARTNERSHIP SOLD 20 OF ITS 29 INVESTMENTS TO CASDEN PROPERTIES, AN AFFILIATE OF THE GENERAL PARTNER, AND DISTRIBUTED THE PROCEEDS FROM SUCH SALES. ACCORDING TO PARTNERSHIP SPECTRUM, AN INDUSTRY PUBLICATION, "THE FACT THAT CASDEN [PROPERTIES] CHOSE TO PURCHASE ONLY SELECT PROPERTIES ... MADE IT APPEAR THAT CASDEN HAD "CHERRY-PICKED" THESE PARTNERSHIPS AND LEFT THEM WITH NOTHING BUT JUNK PROPERTIES."

     We are willing to risk that some of the remaining assets are not "junk properties" and we will not be adversely affected by any future phantom income from the Partnership. THERE IS NO CERTAINTY WHEN OR IF THE REMAINING PROPERTIES WILL BE SOLD. After 17 years you may prefer to receive CASH NOW, rather than waiting indefinitely for an uncertain liquidation.

     You may wish to sell your illiquid Units for a number of other reasons, including:

     . ELIMINATION OF TROUBLESOME K-1'S AND FURTHER IRS AND STATE TAX FILING
       REQUIREMENTS BEYOND THE 1999 TAX YEAR.

     . Liquidity now. The Partnership was formed over 17 years ago.

     . Elimination of large annual fees (usually $50-$70) for IRA or other pension plan investors.

     . Elimination of significant annual accounting fees (often over $100) to include K-1 information in tax returns.

     . ELIMINATION OF THE RISK OF PHANTOM INCOME (TAXABLE INCOME WITHOUT CASH)
       FROM THE PARTNERSHIP.

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     We are an investment company which buys units in dozens of under-performing limited partnerships and ARE NOT AFFILIATED WITH THE PARTNERSHIP OR THE GENERAL PARTNER. To date, Everest has purchased over $75 million of limited partnership units from over 20,000 limited partners nationwide in over 250 limited partnerships. This has made Everest a leading and reliable choice for limited partnership investors seeking a time-efficient and cost-efficient liquidity option, which generally does not otherwise exist.

     Our offer is limited to only 475 (3.6%) of the 13,202 outstanding Units. If we were to acquire more than this amount, the administrative costs of our offer would become burdensome.

     WE WILL ACCEPT FOR PURCHASE PROPERLY DOCUMENTED UNITS ON A "FIRST-RECEIVED, FIRST-BUY" BASIS. You will be paid promptly following confirmation by the Partnership of a valid transfer. We are seeking to acquire Units for investment purposes only. We suggest that you contact your tax advisor to determine your particular tax consequences from a sale. All tenders of Units will be irrevocable and may not be rescinded or withdrawn.

     AN AGREEMENT OF TRANSFER IS ENCLOSED WHICH YOU CAN USE TO ACCEPT OUR OFFER. Please execute this document and return it (together with the original Partnership certificate, if available) in the enclosed envelope. We encourage you to act immediately if you are interested in accepting our offer, since only a limited number of Units will be purchased.


               OUR OFFER WILL EXPIRE AT 5:00 PM ON JUNE 1, 1999.

     Please call us at (800) 611-4613 if you have any questions.



                                        Very truly yours,

                                        EVEREST MANAGEMENT, LLC




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                                  INSTRUCTIONS


BENEFICIAL OWNER of Record Should:

1.  Sign the Agreement.

2. Indicate the Number of Units Owned, if not correctly indicated in the bottom right-hand corner.

3.  Fill in Telephone Number, Social Security, or Tax ID Number.

4.  Return the Agreement in the envelope provided.


If Owned JOINTLY:

1.  Joint owner should sign, as well.

2. If joint owner is deceased and units have not been reregistered, owner should send:

          o  A copy of the Death Certificate


If Units have been INHERITED or are owned by an ESTATE:

          Executor should submit:

          o  A copy of the Death Certificate
          o Letter of Testamentary or Will showing your beneficial ownership or executor capacity.


If Units are held in an IRA ACCOUNT:

          Beneficial Owner should sign; we will then work with the IRA Custodian to complete the transfer. The funds will also be forwarded directly into your IRA Account.

          Include the Name of the IRA Custodian on the Agreement of Transfer.


If Units are held in a TRUST, PROFIT SHARING OR PENSION PLAN:

          Please provide first, last, and other applicable pages of the Trust Agreement showing authorized signatory.


If Units are held by a CORPORATION:

          Corporate resolutions required showing authorized signatory.


         IF AVAILABLE SEND IN THE ORIGINAL LIMITED PARTNER CERTIFICATE.

                    SIGNATURES DO NOT NEED TO BE NOTARIZED.

                             AGREEMENT OF TRANSFER

                         REAL ESTATE ASSOCIATES LTD. IV

     The undersigned (the "Seller") sells, and directs any custodian or trustee to sell, to Everest Management, LLC, a California limited liability company, or its nominee (the "Purchaser"), all of the Seller's interest in limited partnership units (the "Units") in Real Estate Associates Ltd. IV, a California limited partnership (the "Partnership") for $25 per Unit (which amount will be reduced by any distributions made to Seller by the Partnership after March 15, 1999, and all transfer fees charged by the Partnership).

     The Seller appoints the Purchaser (without posting of a bond) as the attorney-in-fact of the Seller with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to transfer ownership of such Units on the Partnership's books to the Purchaser, to change the address of record of such Units prior to or after completion of such transfer, to execute and deliver lost certificate indemnities and all other transfer documents, to direct any custodian or trustee holding record title to the Units to do any of the foregoing, including the execution and delivery of a copy of this Agreement of Transfer, and upon payment by the Purchaser of the purchase price, to receive all benefits, cash distributions, settlements and awards, endorse Partnership checks payable to Seller and otherwise exercise all rights (including voting rights) of beneficial ownership of such Units.

     The Seller represents to the Purchaser that the Seller owns such Units and has full authority to validly sell such Units to the Purchaser, and that when any such Units are accepted for payment by the Purchaser, the Purchaser will acquire unrestricted and unencumbered title thereto.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity or liquidation of the Seller and any obligations of the Seller shall be binding upon the heirs, personal representatives, successors and assigns of the Seller. THIS AGREEMENT IS IRREVOCABLE AND MAY NOT BE WITHDRAWN
OR RESCINDED. Payment by the Purchaser is conditioned upon confirmation of the transfer of the Units to the Purchaser by the Partnership and determination by the Purchaser that there has been no material adverse change in the assets, value or financial condition of the Partnership.

     The Seller also agrees to execute and deliver any additional documents requested by the Purchaser to complete the purchase of such Units and to deliver to the Purchaser all checks or distributions from the Partnership received by the Seller after March 15, 1999, to the extent not deducted from the price paid by the Purchaser. This Agreement of Transfer shall be interpreted under and governed by the laws of the State of California.

     The Seller certifies, under penalties of perjury, that (1) the number shown below on this form as the Seller's Taxpayer Identification Number is correct and (2) Seller is not subject to backup withholding either because Seller has not been notified by the Internal Revenue Service (the "IRS") that Seller is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified Seller that Seller is no longer subject to backup withholding.




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     The Seller also certifies, under penalties of perjury, that the Seller, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations). The Seller understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

     Upon completion and recording of the transfer of the Units to the Purchaser, the Purchaser accepts all of the terms and conditions of the Partnership Agreement, as amended. The Seller requests that the address for its account immediately be changed to the Purchaser's address and that the Purchaser become a substitute limited partner of the Partnership, and agrees that the Partnership and its general partner shall have no liability to Seller for completing the address change and transfer of the Units under this Agreement of Transfer.


Date:              , 1999
     --------------


                  ALL
-----------------     ----------------       -----------------------------------
[SPECIFY NUMBER OF UNITS YOU WISH            [Signature of Owner]
   TO SELL, IF LESS THAN ALL]


--------------------------------------       -----------------------------------
[Your Telephone Number]                      [Signature of Co-Owner]


--------------------------------------       ___________________________________
[Your Social Security or Taxpayer
ID Number]                                         EVEREST MANAGEMENT, LLC
                                              199 S. Los Robles Ave., Suite 440
                                                      Pasadena, CA 91101
--------------------------------------
[Name of IRA Custodian, if applicable]                 (800) 611-4613
                                                     FAX (626) 585-5929

                                                Real Estate Associates Ltd. IV
                                             ___________________________________


                                    ACCEPTED:
                                         EVEREST MANAGEMENT, LLC
                                         By: Everest Properties II, LLC, Manager


                                             By:
                                                 -------------------------------
TOY FAMILY TRUST DATED 11/30/94                   Its Authorized Representative
DAVID AND PATRICIA TOY, TTEES
2445 FEDERAL AVE.
LOS ANGELES CA 90064-2914

        Number of units owned is subject to confirmation by the General Partner.